                                                                   EXHIBIT 10.22


                          AGREEMENT AND ASSIGNMENT OF
                          INTEREST IN LANDS LOCATED IN
                             GRADY COUNTY, OKLAHOMA


       This Agreement and Assignment of Interest in Lands Located in Grady County, Oklahoma (hereinafter referred to as the "Assignment") is made and entered into effective as of the 1st day of December, 1995, by and between ASPECT RESOURCES LIMITED LIABILITY COMPANY ("Aspect"), BRIGHAM OIL & GAS, L.P. ("BOG") and VENTURE ACQUISITIONS, L.P. (Aspect, BOG and Venture are sometimes individually referred to herein as a "Party" and collectively referred to herein as the "Parties").

                              W I T N E S S E T H:

       WHEREAS, BOG and Aspect entered into that certain Agreement and Partial Assignment of Interests located in the West Bradley Project, Grady County, Oklahoma, dated September 1, 1995 (hereinafter referred to as the "West Bradley Agreement") under which Aspect assigned BOG interests under the Geophysical Agreement (as such term is defined in the West Bradley Agreement), the Ward Agreement (as such term is defined in the West Bradley Agreement) and the Quest 3-D Exploration Agreement (as such term is defined in the West Bradley Agreement) (the Geophysical Agreement, the Ward Agreement and the Quest 3-D Exploration Agreement being sometimes collectively referred to herein as the "Agreements"); and

       WHEREAS, OXY USA Inc. ("OXY") has proposed the acquisition of producing properties and oil and gas leasehold from Oxley Petroleum Company in its letter dated November 20, 1995 which is attached hereto as Exhibit A (hereinafter referred to as the OXY Acquisition"); and

       WHEREAS, under the terms of the Agreements Aspect and BOG have the right to participate in the OXY Acquisition; and

       WHEREAS, Aspect and BOG have elected to participate in the OXY Acquisition; and

       WHEREAS, Aspect and BOG have agreed to assign Venture all of their interest and right to participate in the OXY Acquisition;

       NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:


                                   ARTICLE I.
                              TERMS OF ASSIGNMENT

       Section 1.1. Assignment. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Aspect and BOG hereby grant, bargain, sell, assign and convey to Venture all of their right, title and interest in the OXY Acquisition. Aspect and BOG agree to execute any other instruments or documentation which may be reasonably necessary to effectuate the conveyance to Venture of all of their right, title and interest in the OXY Acquisition.

       Section 1.2. Subject to Terms of the Agreements. Venture recognizes and agrees that its interests in the OXY Acquisition shall be subject to the terms and provisions of the Agreements. However, anything to the contrary set forth in the West Bradley Agreement notwithstanding, the Parties agree that the Back-In Interest (as such term is defined in the West Bradley Agreement) shall not apply to or burden Venture's interests in any oil and/or gas wells that are the subject of the OXY Acquisition, including without limitation, any production which may be obtained from such existing oil and/or gas wells. In addition, any costs, expenses or revenues received by Venture and related to any oil and/or gas wells that are the subject of the OXY Acquisition shall not be included in the determination as to the occurrence of Payout (as such term if defined in the West Bradley Agreement) under the West Bradley Agreement. In the event that any new wells are drilled on the leases that are the subject of the OXY Acquisition, Venture's interest in such new wells and the production which may be obtained therefrom shall be burdened with the Back-In Interests and all costs, expenses and revenues related to such new wells shall be included in the determination as to the occurrence of Payout under the West Bradley Agreement.

       Section 1.3. Venture Responsibility for Costs and Liabilities Related to the OXY Acquisition. Venture hereby agrees to assume and be responsible for, and indemnify and hold BOG and Aspect harmless from, all costs, expenses and liabilities related to the OXY Acquisition.


                                  ARTICLE II.
                        SEISMIC DATA AND INTERPRETATIONS

       Section 2.1. Program Data and Interpretations. The Parties agree that Venture shall have access to the seismic data and interpretations which are generated by BOG pursuant to the terms of the West Bradley Agreement; however, VENTURE UNDERSTANDS AND AGREES THAT BOG AND ASPECT MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND AS TO THE PROGRAM DATA OR INTERPRETATIONS THAT ARE PROVIDED TO VENTURE, INCLUDING WITHOUT LIMITATION, THEIR FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR ACCURACY, AND BOG AND ASPECT HEREBY DISCLAIM ANY AND ALL SUCH REPRESENTATIONS OR WARRANTIES, AND ANY USE OF THE SEISMIC DATA OR INTERPRETATIONS BY VENTURE, OR ANY ACTION TAKEN BY VENTURE SHALL BE BASED SOLELY ON VENTURE'S OWN JUDGMENT, AND BOG, ASPECT AND THEIR OFFICERS, EMPLOYEES, SUCCESSORS AND ASSIGNS, SHALL NOT BE LIABLE OR RESPONSIBLE TO VENTURE FOR ANY LOSS, COST, DAMAGES, OR EXPENSE WHATSOEVER, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCURRED OR SUSTAINED AS A RESULT OF THE USE OF OR RELIANCE UPON THE PROGRAM DATA OR INTERPRETATIONS, REGARDLESS OF WHETHER OR NOT SUCH LOSS, COST, DAMAGE OR EXPENSE IS FOUND TO RESULT IN WHOLE OR IN PART FROM THE SOLE OR CONCURRENT NEGLIGENCE OR OTHER FAULT OF BOG, ASPECT OR ANY OF THEIR OFFICERS, AGENTS OR EMPLOYEES.

       Section 2.2. No Charge for BOG's Services. Venture shall not be required to reimburse BOG for any costs that are incurred by BOG in interpreting the seismic data which has resulted from the Geophysical Program conducted pursuant to the terms of the Agreements.


                                  ARTICLE III.
                                 MISCELLANEOUS

       Section 3.1. Entirety of Agreement. This Assignment contains the entire understanding and agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the Parties with respect to such subject matter.

       Section 3.2. Assignment. This Assignment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and their respective assigns of rights hereunder; provided, however, that the conveyance or assignment instrument vesting such assignee with all or part of such interests must expressly provide that the assignment or conveyance is made subject to the terms and conditions contained in this Assignment.

       Section 3.3. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be binding upon the signing Party or Parties thereto as fully as if all Parties had executed one instrument, and all of such counterparts shall constitute one and the same instrument. If counterparts of this Assignment are executed, the signatures of the Parties, as affixed hereto, may be combined in and treated and given effect for all purposes as a single instrument.





Agreement and Assignment of
Interests in Lands Located in
Grady County, Oklahoma

       IN WITNESS WHEREOF this Assignment is executed by the Parties on the dates set forth opposite their respective signatures below but is effective for all purposes as of the date first set forth above.


Address:                                 BRIGHAM OIL & GAS, L.P.,
       5949 Sherry Lane, Suite 1616      by Brigham Exploration Company,
       Dallas, Texas  75225              its Managing General Partner
       (214) 360-9182
       Fax:  (214) 360-9825
                                         By:
                                            ------------------------------------
                                            Ben M. Brigham, President / CEO



Address:                                 ASPECT RESOURCES LIMITED
                                         LIABILITY COMPANY
       535 16th Street
       Suite 820
       Denver, Colorado  80202
       (303) 573-7011
       Fax:  (303) 573-7340              By:
                                            ------------------------------------
                                         (name printed)
                                                       -------------------------
                                         Its:
                                             -----------------------------------



Address:                                 VENTURE ACQUISITIONS, L.P.
       5949 Sherry Lane, Suite 1616
       Dallas, Texas  75225              By:  QUEST RESOURCES, L.L.C.
       (214) 360-9269                    Its:  Managing General Partner
       Fax:  (214) 360-9825

                                         by:
                                            ------------------------------------
                                         (name printed)
                                                       -------------------------
                                         its:
                                             -----------------------------------

                                         and
                                         By:  RIMCO ENERGY, INC.
                                         Its:  General Partner


                                         by:
                                            ------------------------------------
                                         (name printed)
                                                       -------------------------
                                         its:
                                             -----------------------------------





Agreement and Assignment of
Interests in Lands Located in
Grady County, Oklahoma
                                       3